Exhibit 2.2

[AFR LETTERHEAD]

March 24, 2008

Gramercy Capital Corp.

420 Lexington Avenue

New York, NY 10170

Re:	Agreement and Plan of Merger, dated as of November 2, 2007, by and among Gramercy Capital Corp.,
GKK Capital LP, GKK Stars Acquisition LLC, GKK Stars Acquisition Corp., GKK Stars Acquisition LP,
American Financial Realty Trust and First States Group, L.P. (the “Merger Agreement”)

Gentlemen:

Reference is made to the above-referenced Merger Agreement.  Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Merger Agreement.

This is to confirm pursuant to your request that without waiving any of the Company’s rights or remedies under the Merger Agreement, each of the parties to the Merger Agreement agrees that each reference to March 31, 2008 in Section 8.1(b)(iv) of the Merger Agreement shall be deemed to be April 1, 2008.

Except as expressly set forth herein, the Merger Agreement shall remain in full force and effect.

AMERICAN FINANCIAL REALTY TRUST

By:	/s/ David J. Nettina
Name: David J. Nettina
Title: President and Chief Financial Officer

FIRST STATES GROUP, L.P.

By:	First States Group, LLC, its general partner

By:	/s/ David J. Nettina
Name: David J. Nettina
Title: President and Chief Financial Officer

Agreed:

GRAMERCY CAPITAL CORP.

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Secretary and Vice President

GKK CAPITAL LP

By:	Gramercy Capital Corp., its general partner

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Secretary and Vice President

GKK STARS ACQUISITION LLC

By:	GKK Capital LP, its sole member

By:	Gramercy Capital Corp., its general partner

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Secretary and Vice President

GKK STARS ACQUISITION CORP.

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Secretary

GKK STARS ACQUISITION LP

By:	GKK Stars Acquisition LLC, its general partner

By:	GKK Capital LP, its sole member

By:	Gramercy Capital Corp., its general partner

By:	/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Secretary and Vice President